                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                      SECURITIES AND EXCHANGE ACT OF 1934




                                  May 14, 1997
                ------------------------------------------------
                Date of Report (Date of Earliest Event Reported)




                   INCOME OPPORTUNITY REALTY INVESTORS, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




        Nevada                           1-9525                  75-2615944
--------------------------------------------------------------------------------
(State of Incorporation)              (Commission              (IRS Employer
                                        File No.)            Identification No.)




10670 North Central Expressway, Suite 300, Dallas, TX                   75231
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)




Registrant's Telephone Number, Including Area Code: (214) 692-4700
                                                   ---------------



                                 Not Applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


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ITEM 2.      ACQUISITION OR DISPOSITION OF ASSETS

On May 14, 1997, Income Opportunity Realty Investors, Inc. (the "Company") purchased the La Mesa Village Plaza, a 92,611 square foot office building in La Mesa, California, for $8.1 million, 13.2% of the Company's assets at December 31, 1996. The seller of the property was La Mesa Village Plaza Associates Joint Venture, a California general partnership.


ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS

(a)  Pro forma financial information:

Pro forma statements of operations are presented for the year ended December 31, 1996 and the three months ended March 31, 1997. A pro forma balance sheet as of March 31, 1997 is also presented.

A summary of the pro forma transactions follows:

On May 14, 1997, the Company purchased the La Mesa Village Plaza Office Building in La Mesa, California, for $8.1 million exclusive of commissions and closing costs. The Company acquired the property from La Mesa Village Plaza Associates Joint Venture, a California general partnership. The Company paid $2.1 million in cash and obtained new mortgage financing for the remaining $6.0 million of the purchase price. The mortgage bears interest at 9.1875%, requires monthly payments of principal and interest of $51,124 and matures in June 2007.

In addition to the La Mesa Village Plaza acquisition discussed above, in January 1997, the Company purchase the Chuck Yeager Building, an industrial/office building in Chantilly, Virginia, for $5.1 million exclusive of commissions and closing costs, 8.4% of the Company's assets at December 31, 1996. The Company paid $2.0 million in cash and obtained new mortgage financing for the remaining $3.1 million of the purchase price. The mortgage bears interest at a variable rate currently 10.75% per annum, requires monthly payments of principal and interest of $51,017 and matures January 2000.

In March 1997, the Company completed the sale of the Plumtree Apartments, a 116 unit apartment complex in Martinez, California, that was under contract for sale at December 31, 1996. The apartment complex was sold for $7.8 million in cash, the Company receiving net cash of $1.6 million after the payoff of $5.7 million in existing mortgage debt and the payment of various closing costs associated with the sale.

These pro forma statements of operations present the Company's operations as if purchase transactions described above had occurred at the beginning of each of the periods presented.




                     [THIS SPACE INTENTIONALLY LEFT BLANK.]

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



                   INCOME OPPORTUNITY REALTY INVESTORS, INC.
                                   PRO FORMA
                           CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 1997

                                                                                  La Mesa Village
                                                                    Actual(1)         Plaza (2)         Pro forma
                                                                    ---------         ---------         ---------
           Assets                                                              (dollars in thousands)
Notes and interest receivable
   Performing ................................................      $  2,001          $     --          $  2,001
                                                                    --------          --------          --------
                                                                       2,001                --             2,001
Less - allowance for estimated losses ........................            --                --                --
                                                                    --------          --------          --------
                                                                       2,001                --             2,001
Foreclosed real estate held for sale, net of accumulated
   depreciation ..............................................           914                --               914

Less - allowance for estimated losses ........................            --                --                --
                                                                    --------          --------          --------
                                                                         914                --               914
Real estate held for investment, net of accumulated
   depreciation ..............................................        51,900             8,545            60,445
Investments in partnerships ..................................         2,351                --             2,351
Cash and cash equivalents ....................................         2,571            (2,572)               (1)
Other assets .................................................         2,655                27             2,682
                                                                    --------          --------          --------
                                                                    $ 62,392          $  6,000          $ 68,392
                                                                    ========          ========          ========

Liabilities and Shareholders' Equity
Liabilities
Notes and interest payable ...................................      $ 36,275          $  6,000          $ 42,275
Other liabilities ............................................         2,355                --             2,355
                                                                    --------          --------          --------
                                                                      38,630             6,000            44,630
Commitments and contingencies

Shareholders' equity
Common Stock, $.01 par value; 10,000,000 shares; issued and
   outstanding, 1,519,888 shares .............................            15                --                15
Paid-in capital ..............................................        64,804                --            64,804
Accumulated distributions in excess of accumulated
   earnings ..................................................       (41,057)               --           (41,057)
                                                                    --------          --------          --------
                                                                      23,762                --            23,762
                                                                    --------          --------          --------
                                                                    $ 62,392          $  6,000          $ 68,392
                                                                    ========          ========          ========

----------------------

(1) Includes the Chuck Yeager Building which was acquired in January 1997 and excludes the Plumtree Apartments that were sold in March 1997.
(2) Assumes the acquisition of the La Mesa Village Plaza occurred on January 1, 1997.

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



                   INCOME OPPORTUNITY REALTY INVESTORS, INC.
                                   PRO FORMA
                            STATEMENT OF OPERATIONS
                       THREE MONTHS ENDED MARCH 31, 1997


                                                            La Mesa Village   Plumtree
                                              Actual (1)        Plaza (2)    Apartments (3)        Pro forma
                                             -----------    ---------------  --------------        ---------
                                                                  (dollars in thousands, except per share)
Income
    Rents ............................       $     2,692          $ 358          $  (197)         $     2,853
    Interest .........................                69             --               --                   69
                                             -----------          -----          -------          -----------
                                                   2,761            358             (197)               2,922

Expenses
    Property operations ..............             1,340            108             (109)               1,339
    Interest .........................               877            141              (81)                 937
    Depreciation .....................               365             41              (22)                 384
    Advisory fee to affiliate ........               123             --               --                  123
    Net income fee to affiliate ......               124             --               --                  124
    General and administrative .......               265             --               --                  265
                                             -----------          -----          -------          -----------
                                                   3,094            290             (212)               3,172

Net income (loss) from operations ....              (333)            68               15                 (250)

Equity in income of investees ........                17             --               --                   17
Gain on sale of real estate ..........             1,849             --               --                1,849
                                             -----------          -----          -------          -----------

Net income (loss) ....................       $     1,533          $  68          $    15          $     1,616
                                             ===========          =====          =======          ===========


Earnings per share
    Net (loss) .......................       $      1.01                                          $      1.06
                                             ===========                                          ===========


Weighted average shares of Common
    Stock used in computing earnings
    per share ........................         1,519,888                                            1,519,888
                                             ===========                                          ===========

----------------------

(1)  Includes the Chuck Yeager Building acquired January 8, 1997.
(2)  Assumes acquisition by the Company on January 1, 1996.
(3)  Assumes sale by the Company on January 1, 1997.

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



                  INCOME OPPORTUNITY REALTY INVESTORS, INC.
                                  PRO FORMA
                           STATEMENT OF OPERATIONS
                         YEAR ENDED DECEMBER 31, 1996


                                                               La Mesa       Chuck
                                                               Village       Yeager          Plumtree
                                           Actual             Plaza (1)    Building (1)    Apartments (2)        Pro forma
                                         ----------         -----------    ------------    --------------       -----------
                                                    (dollars in thousands, except per share)
Income
   Rents ..........................      $     8,666          $1,433         $   879          $ (1,053)         $     9,925
   Interest .......................              339              --              --                --                  339
                                         -----------          ------         -------          --------          -----------
                                               9,005           1,433             879            (1,053)              10,264

Expenses
   Property operations ............            4,358             433             119              (440)               4,470
   Interest .......................            2,629             562             335              (444)               3,082
   Depreciation ...................            1,128             164             108              (132)               1,268
   Advisory fee to affiliate ......              227              --              --                --                  227
   General and administrative .....            1,316              --              --                --                1,316
                                         -----------          ------         -------          --------          -----------
                                               9,658           1,159             562            (1,016)              10,363

Income (loss) from operations .....             (653)            274             317               (37)                 (99)
Equity in losses of investees .....               85              --              --                --                   85
                                         -----------          ------         -------          --------          -----------

Net (loss) ........................      $      (568)         $  274         $   317          $    (37)         $       (14)
                                         ===========          ======         =======          ========          ===========


Earnings per share
  Net (loss) ......................      $      (.37)                                                           $      (.01)
                                         ===========                                                            ===========



Weighted average shares of
  Common Stock used in
   computing earnings per share ...        1,530,008                                                              1,530,008
                                         ===========                                                            ===========



(1)   Assumes acquisition by the Company on January 1, 1996.
(2)   Assumes sale by the Company on January 1, 1996.

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



ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS

(b)          Financial statements of property acquired:

Exhibit
Number                              Description
-------   ---------------------------------------------------------------------
 99.0     Audited Statement of Revenue and Direct Operating Expenses of La Mesa
          Village Plaza for the year ended December 31, 1996.

 99.1     Audited Statement of Revenue and Direct Operating Expenses of
          Chuck Yeager Building for the year ended December 31, 1996.

                       ---------------------------------


                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                       INCOME OPPORTUNITY REALTY INVESTORS, INC.






Date:       May 27, 1997               By:     /s/ Thomas A. Holland
     ------------------------------       -------------------------------------
                                          Thomas A. Holland
                                          Executive Vice President and
                                          Chief Financial Officer
                                          (Principal Financial and
                                          Accounting Officer)

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


                   INCOME OPPORTUNITY REALTY INVESTORS, INC.

                                  EXHIBITS TO
                           CURRENT REPORT ON FORM 8-K

                               Dated May 14, 1997


Exhibit                                                                          Page
Number                                  Description                             Number
-------              ----------------------------------------------             ------
 99.0                La Mesa Village Plaza Audited Statement of                    8
                     Revenues and Direct Operating Expenses for the
                     year ended December 31, 1996.

 99.1                Chuck Yeager Building Audited Statement of                   12
                     Revenues and Direct Operating Expenses for the
                     year ended December 31, 1996.